Exhibit 99.1

Atlas Energy Solutions Announces Pricing
of Upsized Underwritten Public Offering of Common Stock

Austin, TX – January 30, 2025 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced the pricing of an upsized underwritten public offering (the “Offering”) of an aggregate of 11,500,000 shares of its common stock, par value $0.01 per share (“common stock”), at a public offering price of $23.00 per share, for total gross proceeds of $264.5 million. In connection with the Offering, the Company has granted the underwriters the option to purchase up to an additional 1,725,000 shares of common stock on the same terms and conditions within 30 days.

The Offering is expected to close on February 3, 2025, subject to customary closing conditions.

The Company intends to use the net proceeds it receives from the Offering (i) to repay indebtedness, which may include a portion of its secured PIK toggle seller note and outstanding borrowings under its credit facility and term loan credit facility, (ii) to fund a portion of the cash consideration for the Company’s previously announced acquisition of Moser Engine Service, Inc. (d/b/a Moser Energy Systems) (the “Moser Acquisition”), including the election to pay the aggregate transaction consideration in cash in lieu of the issuance of stock consideration (the “Cash Option”) or, if the Cash Option has not been exercised, redemption of the stock consideration, if exercised by the Company, subject to market conditions, and (iii) the remainder, if any, for general corporate purposes, including power-related growth capital expenditures following completion of the Moser Acquisition. The Company expects to close the Moser Acquisition in the first quarter of 2025, subject to customary closing conditions and regulatory approvals. The Moser Acquisition is not contingent upon the completion of this Offering and this Offering is not contingent upon the completion of the Moser Acquisition.

Goldman Sachs & Co. LLC and Piper Sandler & Co. are acting as lead book-running managers for the Offering. Barclays Capital Inc., BofA Securities, Inc. and Johnson Rice & Company L.L.C. are acting as book-running managers. Capital One Securities, Inc., Drexel Hamilton, LLC, PEP Advisory LLC, Perella Weinberg Partners LP, Raymond James & Associates, Inc., Stephens Inc. and The Benchmark Company, LLC are acting as co-managers. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Offering will be made only by means of a prospectus supplement and the accompanying base prospectus, The Offering is being conducted pursuant to an effective shelf registration statement on Form S-3 (the “Registration Statement”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2024, that became effective upon filing and the corresponding prospectus. A preliminary prospectus supplement thereto has been filed with the SEC. Before investing, prospective investors should read the prospectus supplement, the accompanying base prospectus and the documents incorporated by reference therein for more complete information about the Company and the Offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the accompanying base prospectus related to this Offering, and the final prospectus supplement, when available, may be obtained by contacting:

Goldman Sachs & Co. LLC

Attn: Prospectus Department

200 West Street

New York, NY 10282

Telephone: 1-866-471-2526

Prospectus-ny@ny.email.gs.com

Piper Sandler & Co.

Attn: Prospectus Department

800 Nicollet Mall, J12S03

Minneapolis, Minnesota 55402

Telephone: 1-800-747-3924

Prospectus@psc.com

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful without registration or qualification under the securities laws of any such state or jurisdiction.

About Atlas Energy Solutions

Atlas Energy Solutions Inc. is a leading proppant producer and proppant logistics provider, serving primarily the Permian Basin of West Texas and New Mexico. We operate 14 proppant production facilities across the Permian Basin with a combined annual production capacity of 29 million tons, including both large-scale in-basin facilities and smaller distributed mining units. We manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system. In addition to our conveyor infrastructure, we manage a fleet of over 120 trucks, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing both our proppant production and proppant logistics operations is intently focused on leveraging technology, automation and remote operations to drive efficiencies.

We are a low-cost producer of various high-quality, locally sourced proppants used during the well completion process. We offer both dry and damp sand, and carry various mesh sizes including 100 mesh and 40/70 mesh. Proppant is a key component necessary to facilitate the recovery of hydrocarbons from oil and natural gas wells.

Our logistics platform is designed to increase the efficiency, safety and sustainability of the oil and natural gas industry within the Permian Basin. Proppant logistics is increasingly a differentiating factor affecting customer choice among proppant producers. The cost of delivering sand, even short distances, can be a significant component of customer spending on their well completions given the substantial volumes that are utilized in modern well designs.

We continue to invest in and pursue leading-edge technologies, including autonomous trucking, digital infrastructure, and artificial intelligence, to support opportunities to gain efficiencies in our operations. These technology-focused investments aim to improve our cost structure and also combine to produce beneficial environmental and community impacts.

While our core business is fundamentally aligned with a lower emissions economy, our core obligation has been, and will always be, to our stockholders. We recognize that maximizing value for our stockholders requires that we optimize the outcomes for our broader stakeholders, including our employees and the communities in which we operate. We are proud of the fact that our approach to innovation in the hydrocarbon industry while operating in an environmentally responsible manner creates immense value. Since our founding in 2017, our core mission has been to improve human beings’ access to the hydrocarbons that power our lives while also delivering differentiated social and environmental progress. Our Atlas team has driven innovation and has produced industry-leading environmental benefits by reducing energy consumption, emissions, and our aerial footprint. We call this Sustainable Environmental and Social Progress.

We were founded in 2017 by Ben M. “Bud” Brigham, our Executive Chairman, and are led by an entrepreneurial team with a history of constructive disruption bringing significant and complementary experience to this enterprise, including the perspective of longtime E&P operators, which provides for an elevated understanding of the end users of our products and services. Our executive management team has a proven track record with a history of generating positive returns and value creation. Our experience as E&P operators was instrumental to our understanding of the opportunity created by in-basin sand production and supply in the Permian Basin, which we view as North America’s premier shale resource and which we believe will remain its most active through economic cycles.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the size and terms of the Offering and our use of proceeds from the Offering; Atlas’s plans to finance the Moser Acquisition; and the receipt of all necessary approvals to close the Moser Acquisition and the timing associated therewith.

Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed or referenced in our filings made from time to time with the SEC, including those discussed in the Registration Statement and the prospectus supplement relating to this Offering, under the heading “Risk Factors” in our Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in Exhibit 99.3 to our Current Report on Form 8-K filed on January 27, 2025. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy

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